MainStay MacKay DefinedTerm Municipal Opportunities Fund
Portfolio of Investments February 29, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 153.9% †
Long-Term Municipal Bonds 153.5%
Arizona 0.3% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,920,000	$1,921,920

California 15.6% (10.0% of Managed Assets)
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds Series A 5.00%, due 12/31/34 (a)	4,000,000	5,009,640
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	22,248,005
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/34	8,000,000	10,214,320
Series A-2 5.30%, due 6/1/37	5,225,000	5,587,040
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)	19,100,000	21,903,310
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: NATL-RE 4.80%, due 9/1/20	105,000	105,169
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,919,965
		90,987,449

Colorado 1.6% (1.0% of Managed Assets)
Colorado Health Facilities Authority, Revenue Bonds Series A 4.00%, due 8/1/38	3,250,000	3,806,205
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,500,000	2,688,150
Weld County School District No. RE-2 Eaton, Unlimited General Obligation Insured: State Aid Withholding 5.00%, due 12/1/35	2,125,000	2,838,235
		9,332,590

Connecticut 0.2% (0.1% of Managed Assets)
City of Hartford CT, Unlimited General Obligation Series A 5.00%, due 4/1/31	1,000,000	1,112,560

District of Columbia 0.5% (0.3% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41	2,400,000	3,176,208

Florida 7.4% (4.7% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	28,880,943
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)	12,980,000	14,234,875
		43,115,818

Guam 2.8% (1.8% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,800,000	3,999,006
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,438,786
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	4,023,382
		16,461,174

Idaho 0.9% (0.6% of Managed Assets)
Idaho Housing & Finance Association, Revenue Bonds Series A, Insured: GNMA 4.50%, due 1/21/49	4,921,753	5,237,778

Illinois 18.3% (11.7% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.75%, due 4/1/34	8,000,000	9,937,680
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (c)
Series B 7.00%, due 12/1/42	3,500,000	4,733,820
Series A 7.00%, due 12/1/46	4,000,000	5,381,320
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	21,467,200
Series A 7.00%, due 12/1/44	2,880,000	3,644,208
Chicago O'Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,660,500
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	8,259,129
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/25	1,435,000	1,533,541
Series A 5.25%, due 1/1/27	3,000,000	3,502,680
Series A 6.00%, due 1/1/38	4,430,000	5,583,528
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/32	150,000	173,513
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/31	600,000	761,886
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48 (b)	11,000,000	13,884,530
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)	20,000,000	22,335,834
		106,859,369

Kansas 3.6% (2.3% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	19,290,000	20,951,869

Maryland 4.0% (2.6% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)	20,870,000	23,607,001

Massachusetts 1.1% (0.7% of Managed Assets)
Commonwealth of Massachusetts, Limited General Obligation Series A 5.25%, due 1/1/44	5,000,000	6,529,900

Michigan 14.1% (9.0% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,641,615
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	30,628,565
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,487,250
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,053,813
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,521,684
Senior Lien-Series A 5.75%, due 7/1/37	5,000,000	5,315,750
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	26,761,060
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,198,346
8.00%, due 4/1/40	500,000	501,360
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	5,200,000	5,307,016
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,000,000	2,005,820
		82,422,279

Minnesota 0.3% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	2,045,780

Nebraska 3.8% (2.4% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,948,900

Nevada 0.1% (0.1% of Managed Assets)
City of Reno NV, Transportation Rail Access Project, Revenue Bonds Series B, Insured: AGM 5.00%, due 6/1/26	410,000	500,028

New Hampshire 0.7% (0.5% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	4,167,124

New Jersey 2.5% (1.6% of Managed Assets)
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A 4.00%, due 11/1/37	2,500,000	2,911,475
Series A 4.00%, due 11/1/38	2,000,000	2,322,420
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds Insured: AGM 5.125%, due 1/1/39 (a)	500,000	565,175
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series C 4.75%, due 10/1/50	2,420,000	2,757,372
State of New Jersey, Unlimited General Obligation 5.00%, due 6/1/41	4,500,000	5,630,895
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	365,535
		14,552,872

New York 7.2% (4.6% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (c)	13,390,000	16,094,378
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	22,133,500
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,862,967
		42,090,845

North Dakota 0.9% (0.6% of Managed Assets)
North Dakota Housing Finance Agency, Revenue Bonds Series A 3.75%, due 7/1/38	4,710,000	5,233,893

Ohio 2.9% (1.9% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,410,000	2,412,555
Series A-2 5.75%, due 6/1/34	2,425,000	2,427,934
Series A-2 5.875%, due 6/1/30	12,200,000	12,215,128
		17,055,617

Pennsylvania 3.7% (2.4% of Managed Assets)
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	2,370,000	2,724,505
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	290,366
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	16,608,732
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,211,020
		21,834,623

Puerto Rico 26.8% (17.1% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	13,354,209
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	318,147
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,650,678
Series A 6.00%, due 7/1/38	10,000,000	10,400,000
Series A 6.00%, due 7/1/44	2,630,000	2,735,200
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (d)
Insured: AGM 4.50%, due 7/1/23	280,000	280,823
Series A, Insured: AGM 5.00%, due 7/1/35	7,840,000	8,370,298
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,403,043
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	148,796
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,476,640
Series A, Insured: AGM 5.375%, due 7/1/25	1,340,000	1,397,486
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,578,581
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	265,353
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,654,390
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,693,999
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	918,444
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	794,252
Puerto Rico Convention Center District Authority, Revenue Bonds (d)
Series A, Insured: AGC 4.50%, due 7/1/36	13,080,000	13,109,561
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	651,167
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	347,228
Puerto Rico Electric Power Authority, Revenue Bonds (d)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	755,113
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,830,000	2,830,594
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,154,860
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	168,981
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	317,893
Puerto Rico Highway & Transportation Authority, Revenue Bonds (d)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,376,699
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	981,744
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,837,159
Series CC, Insured: AGM 5.25%, due 7/1/32	2,075,000	2,328,420
Series CC, Insured: AGM 5.25%, due 7/1/33	435,000	490,376
Series CC, Insured: AGM 5.25%, due 7/1/34	2,685,000	3,039,232
Series N, Insured: AGC 5.25%, due 7/1/34	1,665,000	1,884,663
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	575,000	648,795
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	269,070
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,158,978
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (d)
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,500,000	1,630,260
Series C, Insured: AMBAC 5.50%, due 7/1/24	335,000	370,286
Series C, Insured: AMBAC 5.50%, due 7/1/25	1,830,000	2,048,612
Series C, Insured: AMBAC 5.50%, due 7/1/26	660,000	741,913
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	670,000	677,444
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	824,645
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	855,040
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,840,524
Series A, Insured: AGM 5.00%, due 8/1/30	1,685,000	1,724,513
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,936,721
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	234,131
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (d)
Series F, Insured: AGC 5.25%, due 7/1/21	2,090,000	2,174,290
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,302,100
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2 4.329%, due 7/1/40	12,500,000	13,892,500
Series A-1 5.00%, due 7/1/58	13,440,000	15,413,933
		156,457,784

Rhode Island 2.8% (1.8% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)	15,000,000	16,450,350

South Carolina 3.7% (2.3% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)(e)	10,000,000	11,095,414
South Carolina Public Service Authority, Revenue Bonds
Series A 5.00%, due 12/1/31	825,000	984,085
Series B 5.00%, due 12/1/41	7,500,000	9,107,250
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series B 5.125%, due 12/1/43	250,000	283,182
		21,469,931

Tennessee 0.4% (0.2% of Managed Assets)
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds 4.25%, due 1/1/50	1,980,000	2,215,580

Texas 9.2% (5.9% of Managed Assets)
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	41,785
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	89,833
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	127,592
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	21,815,841
Texas Water Development Board, Revenue Bonds Series B 5.00%, due 4/15/49 (b)	25,000,000	31,675,625
		53,750,676

U.S. Virgin Islands 4.7% (3.0% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	3,020,000	3,020,000
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,947,944
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,430,000	1,445,787
Series A-1 5.00%, due 10/1/24	1,145,000	1,147,588
Series A 5.00%, due 10/1/25	1,000,000	1,006,330
Series B 5.25%, due 10/1/29	1,355,000	1,362,371
Series A 6.625%, due 10/1/29	2,580,000	2,586,553
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,991,175
Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,863,011
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	445,000	443,888
Senior Lien-Series B 5.00%, due 10/1/25	4,385,000	4,393,244
		27,207,891

Utah 3.2% (2.0% of Managed Assets)
Utah Housing Corp., Revenue Bonds
Series A, Insured: GNMA 4.50%, due 1/21/49	5,489,188	5,841,649
Series C, Insured: GNMA 4.50%, due 3/21/49	6,140,617	6,534,906
Series G-G2, Insured: GNMA 4.50%, due 7/21/49	5,942,190	6,323,738
		18,700,293

Virginia 4.7% (3.0% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	5,112,650
Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)	20,315,000	22,172,959
		27,285,609

Washington 4.9% (3.2% of Managed Assets)
State of Washington, Unlimited General Obligation Series 2020A 5.00%, due 8/1/42	3,795,000	4,940,900
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	19,665,000	21,123,815
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 6/1/49	2,490,000	2,761,286
		28,826,001

Wisconsin 0.1% (0.1% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (c)	500,000	549,660

Wyoming 0.5% (0.3% of Managed Assets)
Wyoming Community Development Authority, Revenue Bonds Series 1 4.00%, due 12/1/48	2,455,000	2,711,597
Total Long-Term Municipal Bonds (Cost $814,927,377)		896,770,969
Short-Term Municipal Notes 0.4%
Minnesota 0.4% (0.2% of Managed Assets)
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Children's Health Care, Revenue Bonds Series A, Insured: AGM 1.13%, due 8/15/37 (f)	2,100,000	2,100,000

Total Short-Term Municipal Notes (Cost $2,100,000)		2,100,000
Total Investments (Cost $817,027,377)	153.9%	898,870,969
Floating Rate Note Obligations (g)	(44.3)	(258,475,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.0)	(70,000,000)
Other Assets, Less Liabilities	2.4	13,645,017

Net Assets Applicable to Common Shares	100.0%	$584,040,986

†	Percentages indicated are based on Fund net assets applicable to Common shares.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Bond insurance is paying principal and interest, since the issuer is in default.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(f)	Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(g)	Face value of Floating Rate Notes issued in TOB transactions.

“Managed Assets” is defined as the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $914,214,400 as of February 29, 2020.

The following abbreviations are used in the preceding pages:

ACA	—ACA Financial Guaranty Corp.
AGC	—Assured Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—Ambac Assurance Corp.
BAM	—Build America Mutual Assurance Co.
GNMA	—Government National Mortgage Association
NATL-RE	—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of February 29, 2020, for valuing the Fund's assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	—	896,770,969	—	$896,770,969
Short-Term Municipal Notes	—	2,100,000	—	2,100,000
Total Investments in Securities	—	898,870,969	—	$898,870,969

(a)   For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIO OF INVESTMENTS February 29, 2020 (Unaudited)

SECURITIES VALUATION.

Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay MacKay DefinedTerm Municipal Opportunities Fund (the "Fund"), adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the "Subcommittee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of February 29, 2020, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended February 29, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of February 29, 2020, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.